UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 4, 2022

Cruzani, Inc.
(Exact name of registrant as specified in its charter)

Wyoming	001-39933	26-414571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No .)

99 Wall Street, Suite 744 New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(212) 398-0002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock	CZNI	OTC Markets - Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

We are filing this third amendment (“Third Amended Form 8-K”) to our Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on filed on May 10, 2022
(the “Original Form 8-K”), which was subsequently amended by amendment to Form 8-K/A filed with the SEC on July 1, 2022 (“Amended Form 8-K”), and amended again by the filing of a Form 8-K/A on July 6, 2022 (“Second Amended Form 8-K”). The purpose of this Third Amended Form 8-K is to update the Second Amended Form 8-K to include the historical audited and unaudited financial statements of the Acquired Entities and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Second Amended Form 8-K in reliance on the instructions to such items.
This Third Amended Form 8-K does not reflect subsequent events occurring after the filing dates of the Second Amended Form 8-K and does not modify or update in any way disclosures made under Items 2.01 and 5.01 therein.

Item 9.01 Financial Statements and Exhibit.

Any exhibits required by this Current Report on Form 8-K, with the exception of financial statements required by Item 9.01 of Form 8-K, were filed with the Original Form 8-K and are hereby incorporated by reference.  Item 9.01 of the Original Form 8-K, the Amended Form 8-K, and the Second Amended Form 8-K also are further amended by adding the following:

(a)	Financial Statements of Businesses Acquired.

(i) The audited financial statements of Bowmo, Inc. as of December 31, 2021 and 2020, including the notes related thereto, are filed as Exhibit ____ and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of Cruzani, Inc. and the Company as of March 31, 2022, and for the three months ended March 31, 2022, and the year ended December 31, 2021, including the notes related thereto, are filed as Exhibit ____ and incorporated herein by reference.

 (d) Exhibits.

Number	Exhibit
99.1	Audited financial statements of Bowmo, Inc. as of December 31, 2021 and 2020 and for the years ended December 31, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of Bowmo, Inc. and Cruzani, Inc. as of March 31, 2022, and the year ended December 31, 2021.

99.3	Unaudited pro forma condensed combined financial information of Bowmo, Inc. and Cruzani, Inc. as of March 31, 2022, and the year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUZANI, INC.

Date: July 20, 2022	By:	/s/ Michael E. Lakshin
Michael E. Lakshin
President